================================================================================














                              AVALON CAPITAL, INC.





                                 ANNUAL REPORT
                                August 31, 2002















================================================================================

Avalon Capital, Inc. (the "Fund"), is a non-diversified closed-end investment company whose primary investment objective is to provide investors with long-term capital appreciation by investing in a portfolio of securities that possess fundamental investment value and may be purchased at a reasonable cost. To this end, the Fund applies the following investment principles:

     o    View each investment as a business

     o    Think independently

     o    Emphasize high returns

     o    Look for sustained business excellence

     o    Focus on businesses that consider shareholder interests

     o    Seek to pay a reasonable price

     o    Invest for the long term

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
Avalon Capital, Inc. features a Dividend Reinvestment and Cash Purchase Plan (the "Plan"), which allows shareholders to acquire additional shares directly from the Fund by automatically reinvesting dividends or making additional investments as often as each month. An Automatic Cash Investment feature allows investors to set up direct investments from a bank account on a regular monthly or quarterly basis. A more detailed description of the Plan appears on page 16 of this report and in the Fund's prospectus.

REPURCHASE OF SHARES
Avalon Capital, Inc. trades on the NASDAQ Bulletin Board, under the ticker symbol "MIST." To provide additional shareholder liquidity, each February the Fund offers to repurchase between 5 percent and 25 percent of its outstanding shares at the then-current net asset value. Before each repurchase offer, the Fund will establish a deadline for receiving repurchase requests no more than 14 days before the repurchase pricing date, which shall be the last business day of February. No less than 21 days and no more than 42 days before the repurchase request deadline, the Fund will give notice of the repurchase offer, including the repurchase request deadline, to each shareholder of record.

The Fund has also been authorized by its Board of Directors, in accordance with
Section 23(c) of the Investment Company Act of 1940, to repurchase its shares in the market from time to time as and when it is deemed advisable by the Fund.* Such purchases will be made at a price not above the market value or the net asset value, whichever is lower, at the time of such purchase. If such purchases are made at prices below net asset value, they will increase the net asset value of the remaining outstanding shares. Shares repurchased by the Fund are retired.

For additional information about Avalon Capital, Inc. or any of the above programs, please call Orbitex Fund Services, Inc. at (631) 470-2600.


* Meeting of the Board of Directors, October 18, 1996.

AVALON CAPITAL, INC.
================================================================================





--------------------------------------------------------------------------------
Annual Report                                                   October 11, 2002
--------------------------------------------------------------------------------

Dear Shareholders,

For the fiscal year ended August 31, 2002, Net Asset Value fell slightly from $15.90 to $15.48. With the dividend paid this year of $0.21, the Fund's total return for the fiscal year (based on NAV) was -1.34% compared to -17.99% for the S&P 500. This is the second consecutive year that NAV has outperformed the broader market.

At the Fund's annual redemption on February 28, 2002, 53,413 shares were redeemed. In addition, 7,889 shares were issued through the Dividend Reinvestment Plan and 207 shares were sold through the Cash Purchase Plan.

                           --------------------------

Investing seemed easy to the general public before the stock market bubble burst in March 2000. Now, with the S&P 500 down 47.5% since the market peak and the NASDAQ down 77%, the public has begun to realize that investing is much harder than it looks. Gone are the days of the "new economy," company founders who became overnight billionaires from Internet IPO's, the day-trading craze, and waiters who became millionaires. Today, corporate executives of widely-held companies are led off in handcuffs, Martha Stewart is accused of insider trading, and unbelievably, accounting issues, such as Enron's treatment of special purpose entities, have become front-page news.

Corruption isn't the only issue. The economic expansion of the 1990s saw both a complacency and an aggressiveness in corporate accounting practices, particularly in the areas of executive compensation, revenues, and the accumulation of debt. The result: when the economy fell into recession in early 2001, corporate earnings experienced a historic collapse made worse by various prior accounting practices. For example, the FORTUNE 500 companies' earnings fell 53.5% in 2001, the second largest drop in the 48 years that the listing has existed. And JDS Uniphase, one of the hottest stocks during the telecom boom, set the dubious record of the largest loss ever for a U.S. corporation ($56 billion) due to an accounting restatement for aggressive acquisitions.

Of course, 2001 was just the beginning. Since then we've had K-Mart, WorldCom, Global Crossing, and Adelphia all enter bankruptcy, and many other companies pushed to the brink. The attorney general of New York, Elliot Spitzer, has gone after Wall Street brokerage firms for conflicts of interest resulting in misleading research, and Congress passed the Sarbanes-Oxley Act to improve corporate reporting.

ACCOUNTING ISSUES TO WATCH

What's fascinating is that issues that have long been crucial to us - like stock option expenses - are now no longer being ignored. Accounting is the topic for investors. And more amazing, something is actually being done about the more egregious flaws in U.S. corporate accounting.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER




================================================================================

The following is a brief summary of some current investor concerns:

        STOCK OPTIONS An incentive stock option is the right to buy a security at a set price sometime in the future. Most U.S. companies issue options to reward executives as a sort of non-cash bonus. The problem: companies aren't required to include stock options as a corporate expense in their income statements (they are currently required to document the options expense in the footnotes of their annual reports). As a result, earnings for such companies are overstated by the amount of their option expense.

Technology companies are the worst offenders here, since they issue huge numbers of stock options. For example, Bear Stearns estimates that expensing stock options would have lowered WorldCom's 2000 earnings by 14%, Lucent's by 32%, and Cisco's by 40%.

Berkshire Hathaway has the best solution to the stock options problem - they don't issue any. And Berkshire's Warren Buffett, as usual, sums it up neatly:
"If options aren't a form of compensation, what are they? If compensation isn't an expense, what is it? And, if expenses shouldn't go into the calculation of earnings, where in the world should they go?"

Coca-Cola recently became one of the first companies to voluntarily agree to expense stock options in the future. Coke will use a novel valuation method by soliciting bids for the options from multiple investment banks. Since Coke's action, an increasing number of companies have agreed to expense stock options. And the matter is being reconsidered by FASB - the Financial Accounting Standards Board.

        PENSION PLAN RETURNS Referred to variously as "the pension bomb" and "another big earnings booby trap," this accounting issue is potentially troublesome for large companies with defined benefit plans. In a New York Times editorial this summer (July 24, 2002), Warren Buffett states, "The aggregate misrepresentation in these two areas [stock-option accounting and pension fund returns] dwarfs the lies of Enron and WorldCom."

During the current bear market, many companies' pension plans have become underfunded due to losses in their stock portfolios. However, a 1987 FASB rule allows companies to record as income not the actual earnings (i.e. losses) on their pension assets, but the amount of earnings they project they would have earned on those assets. This rule was designed to smooth out the swings in pension income that would result from using real returns. But, the rule has an interesting effect. As Buffett puts it, "the higher the expectation rate that a company uses for pensions, the higher its reported earnings will be."

This practice is not uncommon. Goldman Sachs found that in 2001, when many corporate pension plans actually lost value, 35% of the S&P 500 companies got more than 10% of their earnings from projected gains on their pension funds. SBC Communications Inc.'s pension estimates in that year accounted for fully two-thirds of the growth in its operating earnings per share.

Many observers have been calling for more realistic pension assumptions and, as a result, more accurate recording of pension income resulting in a truer measure of earnings. And some companies will have to make large pension contributions to make up for overestimated returns in the past - last April General Motors, for example, was forced to contribute $2.2 billion to its pension plan to cover shortfalls from disappointing earnings, a payment that is expected to reduce the company's earnings by more than 18%.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER




================================================================================


        "GROSS" VERSUS "NET" REPORTING Recent accounting scandals revealed that a number of companies were engaging in practices that inflated their revenues. In some cases, they were apparently engaging in sham transactions with other companies. In other cases, the practices were allowed by accounting standards but are clearly misleading. The worst offenders have been the energy trading and telecom industries.

Consider the following description written by Carol Loomis in an April 15, 2002 FORTUNE article entitled "...And the Revenue Games People (Like Enron) Play":

        So how valid are Enron's mountainous revenues? To answer that you need to understand a bit about energy trading contracts. These are commodity contracts, mainly for natural gas, oil, and electricity, and they are entered into by traders hoping to earn a profit on future shifts in market prices. The traders are not only energy companies but also ... Wall Street firms such as UBS Warburg, Salomon Smith Barney, J.P. Morgan Chase, and Morgan Stanley.

        So let's imagine a contract for $1 million of natural gas (we'll skip the btu details), to be delivered six months from now. If a Wall Street firm sold this contract, nothing called "revenues" would ever be created. Instead, the firm would periodically mark the contract to market - that is, measure the profit or loss earned on the contract - and, when time came to report, put that dollar result into an income statement item called "trading gains and losses" (which is considered revenue on the FORTUNE 500). In accounting parlance, this is known as reporting "net."

        But in the 1990s many energy and utility companies, with Enron apparently acting as Pied Piper, began to report a lot of contracts "gross," meaning that in our example they put the $1 million value of that contract directly into revenues. They concurrently offset those revenues with a roughly equal cost for the gas and thereafter measure profit and loss just like the Wall Street firms. All other things being equal, they end up with an identical profit to what the Wall Street firm makes. But there's obviously a monster difference in reported revenues - zero dollars in the Wall Street case, $1 million in the energy case.

Why bother reporting trading contracts on a gross basis, especially if you aren't increasing profits? Because this accounting method led to huge increases in revenues when revenues became a popular measure of corporate performance in recent years. Firms using this accounting looked bigger and more successful than they actually were. Trading contracts helped Enron place number 5 on the FORTUNE 500 list of largest companies by revenues in 2001.

        DECLINING CREDIT QUALITY Proper accounting is obviously essential to evaluating a company's credit quality. The high-profile bankruptcies of Global Crossing, Enron, etc. have brought renewed attention to this issue. So have the recent recession and lingering economic weakness in 2002.

Less well-known to investors in general is a decline in the overall credit quality of U.S. corporations over the last 20 years that makes accounting more crucial than ever. In 1982, Moody's rating service gave a AAA rating to 58 companies. Today, only 9 companies can claim a AAA rating - General Electric, American International Group, Automatic Data Processing, Johnson and Johnson, Merck, Pfizer, United Parcel Service, Berkshire Hathaway, and Exxon Mobil.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVALON CAPITAL, INC.
SHAREHOLDER LETTER




================================================================================



All the accounting issues already mentioned such as stock options, pension costs, etc., clearly impact credit quality, since they affect earnings and earnings provide a measure of ability to service debt. Investors have also become concerned about derivatives exposure - a company's finances may be weakened by a failure of a counterparty to one of its derivatives contracts. Another hot button for investors today: special purpose entities - off-the-books partnerships that can be used to hide debt, which played a role in the Enron debacle and other high profile corporate failures.

THE LIST GOES ON

As if all these accounting issues weren't enough, investors have had to deal with controversies over pro forma accounting statements (accounting statements that tend to make results look better by omitting certain negative factors), excessive (and sometimes unauthorized) executive compensation, the timing of "going concern" opinions by auditors (the failure of auditors to flag Internet and other companies as shaky before they went bankrupt), and much more.

The good news is that all this attention to accounting has led to many positive changes in corporate behavior and accounting statements. Temporarily, at least, it has also made retail investors less willing to speculate on popular high flyers. And, it may lead to more responsible behavior by trust companies, mutual funds, endowments, and other professional investors, who invested in these failed companies, which were very widely held, in their pursuit of short-term performance. Finally, strict accounting standards and more discriminating investors should increase the demand for shares of high-quality businesses like those we have always favored.





/S/ DANIEL E. HUTNER
--------------------
Daniel E. Hutner
Chairman and President










--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2002


================================================================================


QUANTITY                SECURITY DESCRIPTION                            VALUE
--------         ----------------------------------------------         -----

COMMON STOCK (98.47%)
APPAREL MANUFACTURERS (0.61%)
     2,000       Jones Apparel Group, Inc.* ...................       $   72,180
                                                                      ----------

BANKS - REGIONAL (8.73%)
    12,000       M & T Bank Corp. .............................        1,029,600
                                                                      ----------

BEVERAGES (19.80%)
     4,300       Anheuser Busch Companies, Inc. ...............          228,588
    36,900       Coca-Cola Company ............................        1,881,900
     5,700       Pepsico, Inc. ................................          225,435
                                                                      ----------
                                                                       2,335,923
                                                                      ----------
CONSUMER PRODUCTS (2.78%)
    10,400       Gillette Company .............................          327,912
                                                                      ----------

DIVERSIFIED COMPANIES (16.04%)
        25       Berkshire Hathaway, Inc. Class A * ...........        1,825,000
        28       Berkshire Hathaway, Inc. Class B * ...........           68,320
                                                                      ----------
                                                                       1,893,320
                                                                      ----------
ENERGY (0.05%)
     2,000       Williams Companies, Inc. .....................            6,440
                                                                      ----------

ENTERTAINMENT (1.44%)
    10,841       The Walt Disney Company ......................          169,987
                                                                      ----------

FINANCIAL SERVICES (15.61%)
    40,350       American Express Company .....................        1,455,021
     8,000       Moody's Corp. ................................          386,560
                                                                      ----------
                                                                       1,841,581
                                                                      ----------
FOOD PRODUCTS (3.97%)
     9,200       Wrigley (Wm) Jr. Company .....................          468,372
                                                                      ----------

INSURANCE (10.33%)
    19,402       American International Group, Inc. ...........        1,218,446
                                                                      ----------

LEISURE/AMUSEMENT (6.95%)
    21,025       International Speedway Corp. Class B .........          819,975
                                                                      ----------


--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS



                                      -5-

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2002


================================================================================


QUANTITY                SECURITY DESCRIPTION                            VALUE
--------         ----------------------------------------------         -----

MORTGAGE FINANCE (4.91%)
     7,650       Fannie Mae ...................................       $  579,717
                                                                      ----------

NEWSPAPER (3.80%)
     5,900       Gannett Company, Inc. ........................          448,164
                                                                      ----------

RESTAURANTS (1.27%)
     6,300       McDonald's Corp. .............................          149,688
                                                                      ----------

RETAIL (2.18%)
     7,700       Costco Wholesale Corp.* ......................          257,257
                                                                      ----------

TOTAL COMMON STOCKS (COST $6,372,547) .........................       11,618,562
                                                                      ----------

PURCHASED OPTIONS (0.42%)
       120       S&P 500 Index, Put @ 700, Expires 10/02
                    (Cost $30,120) ............................           49,200
                                                                      ----------

SHORT-TERM HOLDINGS (1.34%)
   158,410       First American Treasury Obligation Fund
                    (Cost $158,410) ...........................          158,410
                                                                      ----------

TOTAL INVESTMENTS (COST $6,561,077) ............. 100.23%             11,826,172
LIABILITIES LESS OTHER ASSETS ...................  (0.23)%               (27,296)
                                                  ------              ----------

TOTAL NET ASSETS                                  100.00%            $11,798,876
                                                  ======             ===========



* Denotes non-income producing security.



--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2002

================================================================================

ASSETS:
        Investments, at value (cost $6,561,077) (Note 2) .........   $11,826,172

        Cash .....................................................         9,880

        Interest, dividends and other receivables ................         6,098

        Other assets .............................................         3,937
                                                                     -----------

Total Assets .....................................................    11,846,087
                                                                     -----------

LIABILITIES:
        Accrued advisory fees (Note 3) ...........................         9,966

        Accrued directors' fees ..................................         3,000

        Other accrued expenses ...................................        34,245
                                                                     -----------

Total Liabilities ................................................        47,211
                                                                     -----------

NET ASSETS .......................................................   $11,798,876
                                                                     ===========

COMPOSITION OF NET ASSETS:
        Paid in capital (Note 5) .................................   $ 5,865,067

        Accumulated net undistributed realized gain on investments       668,714

        Net unrealized appreciation on investments ...............     5,265,095
                                                                     -----------

NET ASSETS .......................................................   $11,798,876
                                                                     ===========

SHARES OUTSTANDING ...............................................       762,164
                                                                     ===========

NET ASSET VALUE PER SHARE (market value $13.80) ..................   $     15.48
                                                                     ===========



--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2002

================================================================================

INVESTMENT INCOME:

        Dividends ................................................    $ 107,839

        Interest .................................................        1,570
                                                                      ---------

Total investment income ..........................................      109,409
                                                                      ---------

EXPENSES:

        Advisory (Note 3) ........................................      124,710

        Administration (Note 3) ..................................       53,254

        Auditing .................................................       17,245

        Transfer agency (Note 3) .................................        9,373

        Legal ....................................................        8,633

        Printing and postage expense .............................        7,008

        Custody ..................................................        4,179

        Directors ................................................        3,000

        Other expenses ...........................................        6,806
                                                                      ---------

Total expenses ...................................................      234,208
                                                                      ---------

NET INVESTMENT LOSS ..............................................     (124,799)
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

        Net realized gain on investments .........................      826,116

        Net change in unrealized appreciation on investments .....     (842,199)
                                                                      ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..................      (16,083)
                                                                      ---------

DECREASE IN NET ASSETS FROM OPERATIONS ...........................    $(140,882)
                                                                      =========



--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS


-----------------------------------------------------------------------------------------

AVALON CAPITAL, INC.
STATEMENTS OF CHANGES IN NET ASSETS




=========================================================================================

                                                            FOR THE YEAR ENDED AUGUST 31,
                                                                2002            2001
                                                            ------------    ------------

FROM INVESTMENT ACTIVITIES:
        Net investment loss .............................   $   (124,799)   $   (139,390)
        Net realized gain on investments ................        826,116          91,921
        Net change in unrealized appreciation
                on investments ..........................       (842,199)       (490,660)
                                                            ------------    ------------

Net decrease in net assets
        resulting from operations .......................       (140,882)       (538,129)
                                                            ------------    ------------


DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net realized gains on investments
                ($0.21 and $0.65 per share, respectively)       (169,581)       (539,170)
                                                            ------------    ------------


CAPITAL SHARE TRANSACTIONS (Note 5):
        Proceeds from sale of shares ....................          3,421           5,299
        Dividends reinvested ............................        123,700         350,353
        Shares repurchased ..............................       (854,075)       (720,092)
                                                            ------------    ------------

Net decrease in net assets
        from capital share transactions .................       (726,954)       (364,440)
                                                            ------------    ------------


NET DECREASE IN NET ASSETS ..............................     (1,037,417)     (1,441,739)

NET ASSETS:
Beginning of period .....................................     12,836,293      14,278,032
                                                            ------------    ------------


End of period ...........................................   $ 11,798,876    $ 12,836,293
                                                            ============    ============




--------------------------------------------------------------------------------
SEE NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------------------------------------------

AVALON CAPITAL, INC.
FINANCIAL HIGHLIGHTS



====================================================================================================================

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                 FOR THE YEAR ENDED AUGUST 31,
                                                2002           2001           2000          1999           1998
                                          -------------------------------------------------------------------------

Beginning net asset value per share ...   $       15.90  $       17.21  $       17.52  $       14.98  $       13.35

Net investment income (loss) ..........           (0.16)         (0.19)         (0.17)         (0.19)         (0.19)
Net realized and unrealized gain (loss)
        on investments ................           (0.05)         (0.47)          0.36           2.89           1.82
Distribution from realized gains
        on investments ................           (0.21)         (0.65)         (0.50)         (0.16)       --
                                          -------------  -------------  -------------  -------------  -------------

Ending net asset value per share ......   $       15.48  $       15.90  $       17.21  $       17.52  $       14.98
                                          =============  =============  =============  =============  =============

Ending market value per share .........   $       13.80  $       15.00  $       15.50  $       16.25  $       15.63
                                          =============  =============  =============  =============  =============

Ratios to average net assets:
        Expenses ......................            1.88%          1.83%          1.93%          1.84%          2.11%
        Net investment loss ...........           (1.00)%        (0.99)%        (0.90)%        (1.07)%        (1.20)%
Total return:
        Based upon net asset value (a)            (1.34)%        (4.36)%         1.01%         18.01%         12.21%
        Based upon market value (a) ...           (6.77)%         0.19%         (1.85)%         4.91%         13.67%
Portfolio turnover rate ...............            2.50%          1.55%          3.45%          4.05%          7.00%
Net assets at end of period
        (000's omitted) ...............   $      11,799  $      12,836  $      14,278  $      14,951  $      13,299


(a)     Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions.
        The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.




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SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2002


================================================================================


1. ORGANIZATION
Avalon Capital, Inc. (the "Fund") was incorporated in Maryland on March 14, 1995, as a non-diversified, closed-end management investment company. The Fund had no operations until September 6, 1995, when it sold 10,000 shares of common stock for $100,000 to Avalon Partners, L.P. Investment operations commenced on November 20, 1995.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following information:

        SECURITY VALUATION - Each security will be valued on the basis of the last sale price on the valuation date on the principal exchange on which the security is traded or the National Association of Securities Dealers Automated Quotation National Market System. With respect to those securities for which no trades have taken place that day and unlisted securities for which market quotations are readily available, the value shall be determined by taking the mean between the latest "bid" and "asked" prices. Securities for which quotations are not readily available and other assets will be valued at fair value as determined in good faith by the Board of Directors. Notwithstanding the above, any short-term debt securities with maturities of sixty (60) days or less are valued at amortized cost.

        INTEREST AND DIVIDEND INCOME AND DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Interest income is accrued as earned. Dividend income is recorded on ex-dividend date. Dividends to shareholders from net investment income are declared and paid annually. Net capital gains are distributed to shareholders at least annually. Distributions from net investment income and realized capital gains are based on amounts calculated in accordance with applicable income tax regulations. Any differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily attributable to the recognition of unrealized loss on options.

        FEDERAL INCOME TAX - The Fund intends to qualify as a regulated investment company and distributes all of its taxable income. Therefore, no Federal income tax provision is required. As of August 31, 2002, the Fund had permanent book/tax differences attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, $124,799 was charged to paid in capital and credited to accumulated net investment loss.

        OPTIONS - An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

        The premium paid for the purchase of a call or put option is included in the asset section of the Statement of Assets and Liabilities as an investment and is subsequently adjusted to the current market value of the option. If a purchased option expires on its stipulated expiration date, a loss is realized in the amount of the cost of the option. If a closing sale transaction is entered into, a gain or loss will be realized depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2002
(CONTINUED)

================================================================================


3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser to the Fund is Hutner Capital Management, Inc. (the "Adviser"). The Adviser receives an advisory fee from the Fund at an annual rate of 1% of the average weekly net assets of the Fund. The administrator of the Fund is Orbitex Fund Services, Inc. ("OFS"). Pursuant to an Administration Agreement, OFS receives a base fee equal to the greater of an annual rate of ..10% of the average weekly net assets of the Fund or $52,800 per year. In addition, the Fund also reimburses OFS for any out-of-pocket expenses. OFS also provides fund accounting services to the Fund pursuant to the administration agreement under which it receives no fees.

American Stock Transfer & Trust Co. serves as the Fund's transfer agent and dividend disbursing agent, for which it receives a fee of $6,000 per year plus certain shareholder account fees.

4. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales (excluding short-term investments) during the year ended August 31, 2002, amounted to $309,298 and $1,511,605, respectively. The cost basis of securities for Federal income tax purposes is the same as for financial accounting purposes. Gross unrealized appreciation and depreciation as of August 31, 2002 was $5,397,952 and $132,857, respectively.

Realized gains and losses on investments sold are recorded on the basis of specific identified cost.

5. CAPITAL SHARE TRANSACTIONS
The Fund has a Dividend Reinvestment and Cash Purchase Plan (the "Plan") pursuant to which shareholders have dividend payments or other distributions invested in additional shares of the Fund. Participants in the Plan may also make additional cash investments in shares of the Fund on a monthly basis. Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders the option of redeeming shares in amounts of not less than 5% but not more than 25% of the Fund's stock.

There are 100 million shares of $.001 par value common stock authorized. At August 31, 2002, paid in capital amounted to $5,865,067.

Transactions in capital shares were as follows:

                                                  FOR THE YEAR              FOR THE YEAR
                                                     ENDED                     ENDED
                                                 AUGUST 31, 2002           AUGUST 31, 2001
                                              SHARES       AMOUNT        SHARES      AMOUNT
                                             ---------------------     ---------------------

Shares sold .............................         207    $   3,421          323    $   5,299
Shares issued for reinvestment of
        distributions from realized gains       7,889      123,700       20,170      350,353
Shares redeemed .........................     (53,413)    (854,075)     (42,483)    (720,092)
                                              -------    ---------      -------    ---------

Net decrease ............................     (45,317)   $(726,954)     (21,990)   $(364,440)
                                              =======    =========      =======    =========



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
INDEPENDENT AUDITORS' REPORT


================================================================================


TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF
AVALON CAPITAL, INC.:

We have audited the accompanying statement of assets and liabilities of Avalon Capital, Inc. (the "Fund"), including the schedule of investments, as of August 31, 2002, and the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Avalon Capital, Inc. as of August 31, 2002, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.



DELOITTE & TOUCHE LLP
New York, New York
October 15, 2002



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
INFORMATION REGARDING DIRECTORS AND OFFICERS (UNAUDITED)


================================================================================


The Directors and Officers of Avalon Capital, Inc. are listed below, together with their principal occupations during the past five years. The term of office for each of the Directors is three years without limitation as to the number of terms permitted to serve. Officers are elected on an annual basis.

The following table provides information regarding each Director who is an "interested person" of the Company, as defined in the Investment Company Act of 1940, as amended.


                              Position & Length
Name, Address                 of Time Served           Principal Occupations During Past 5 Years
and Age                       with the Company         and Current Directorships
-----------------------------------------------------------------------------------------------------

Daniel E. Hutner*             Chairman of the          President, Hutner Capital Management
109 West Union Street,        Board, President         (1995-Present); Consultant, National Association
Box 379                       and Chief                of Investors Corp. (1995-1997); General Partner,
Manchester Village, VT 05254  Executive Officer        Avalon Partners, L.P. (1990-Present); General Partner,
Age: 53                       since 1995.              Hutner Special Situations Fund (1994-Present);
                                                       Managing Member of Hutner Capital Management, LLC
                                                       (2000-Present).

Nancy W. Hutner*              Director, Vice           Administrator, Avalon Partners, L.P. (1990-1999);
109 West Union Street,        President and            Vice President, Hutner Capital Management (1995-1999).
Box 379                       Treasurer since
Manchester Village, VT 05254  1995.
Age: 48







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
INFORMATION REGARDING DIRECTORS AND OFFICERS (UNAUDITED) (CONTINUED)


================================================================================




The following table provides information regarding each Director who is not an "interested person" of the Company, as defined in the Investment Company Act of 1940, as amended.



                              Position & Length
Name, Address                 of Time Served           Principal Occupations During Past 5 Years
and Age                       with the Company         and Current Directorships
-----------------------------------------------------------------------------------------------------

William Endicott              Director since           Member of the White House Staff (1999-2001); Senior Advisor, Small Business
109 West Union Street,        1995.                    Administration (1997-1999); Director, Speakers Bureau, Democratic National
Box 379                                                Committee (1995-1997); Director, NAIC Growth Fund (1995-1997).
Manchester Village, VT 05254
Age: 57

Edward Rosen                  Director since           President, Star Children's Dress Company, Inc. (1985-Present).
109 West Union Street,        1995.
Box 379
Manchester Village, VT 05254
Age: 51

Donald Smith                  Director since           Director of Questar Funds, Inc. (1999-Present); Real Estate Broker,
109 West Union Street,        1995.                    Gilsenan & Company Realtors (2000-Present); President, Don Smith Realty
Box 379                                                (1971-2000).
Manchester Village, VT 05254
Age: 58








The following table provides information regarding each officer who is not a Director of the Company.



                              Position & Length
Name, Address                 of Time Served           Principal Occupations During Past 5 Years
and Age                       with the Company         and Current Directorships
-----------------------------------------------------------------------------------------------------

Judy Seltmann**               Secretary since          Administrative Assistant, Hutner Capital Management,
109 West Union Street,        2001.                    Inc. (2001-Present); Legal Secretary, Law Offices of
Box 379                                                Thomas P. Whalen (1999-2001); Credit Manager, LJO, Inc.
Manchester Village, VT 05254                           (1988-1999).
Age:  58


* Daniel Hutner and Nancy Hutner are husband and wife. They are both deemed to be "interested persons" of Avalon Capital, Inc., as defined by the 1940 Act. Daniel Hutner is President of the Adviser.
**   Judy Seltmann and Nancy Hutner are sisters.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AVALON CAPITAL, INC.
OTHER INFORMATION



================================================================================


AUTOMATIC DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
The Dividend Reinvestment and Cash Purchase Plan ( the "Plan") is a convenient way to acquire additional shares of Avalon Capital, Inc. (the "Fund") common stock directly from the Fund by automatic reinvestment of cash distributions or additional contributions of cash.

Shareholders wishing to make additional investments through the Plan should send a check to Orbitex Fund Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 205, Hauppauge, NY 11788. Please make your check payable to "Avalon Capital, Inc." and be sure to write your account number on the face of the check. You may verify your account number by calling American Stock Transfer & Trust Co., the Fund's transfer agent, at (800) 937-5449. Funds received during a month are invested in shares of the Fund on the last business day of the month in accordance with the procedures set forth in the prospectus.

The Plan is available to all shareholders of Avalon Capital, Inc. whose shares are held directly on the books of the Fund. If your shares are held by a bank, broker or nominee and you wish to participate in the Plan, you should contact the institution holding your shares to request that the shares be re-registered in your name. This will enable you to participate in the Plan.

For more information about the Plan, please consult the prospectus.

SHARE INFORMATION
The Fund's net asset value is calculated as of the close of the New York Stock Exchange (typically 4:00 p.m. Eastern Time) each Friday. You can obtain the Fund's last calculated NAV by calling Orbitex Fund Services, Inc. at (631) 470-2600.

Shares of Avalon Capital are listed for trading on the NASDAQ Bulletin Board. Current quotes are available from quotation systems or through brokers using the fund's ticker symbol, "MIST". The net asset value and market price of Avalon Capital, Inc. shares are also reported weekly under the closed-end fund listings in Barron's, the Sunday New York Times business section, and the Monday edition of the Wall Street Journal.

ACCOUNT INFORMATION
If your Avalon Capital, Inc. shares are registered in the name of your bank or broker, please contact that institution if you have changed your address, or if you have any questions concerning your account. If your shares are registered in your own name, you may write American Stock Transfer & Trust Co., 59 Maiden Lane, New York, NY 10038, or call (800) 937-5449.






--------------------------------------------------------------------------------

================================================================================


                              AVALON CAPITAL, INC.

                                   DIRECTORS
                                William Endicott
                                Daniel E. Hutner
                              Nancy Watson Hutner
                                  Edward Rosen
                                  Donald Smith

                               INVESTMENT ADVISER
                        Hutner Capital Management, Inc.
                         109 West Union Street, Box 379
                          Manchester Village, VT 05254

                                 ADMINISTRATOR
                          Orbitex Fund Services, Inc.
                         The Hauppauge Corporate Center
                          150 Motor Parkway, Suite 205
                              Hauppauge, NY 11788

                                   CUSTODIAN
                                 U.S. Bank, NA
                               425 Walnut Street
                              Cincinnati, OH 45201

                                 LEGAL COUNSEL
                             Spitzer & Feldman P.C.
                                405 Park Avenue
                               New York, NY 10022

                            INDEPENDENT ACCOUNTANTS
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, NY 10281-1414


                      INVESTOR INFORMATION: (631) 470-2600






     THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE AVALON CAPITAL, INC. FUND PROSPECTUS.



================================================================================